UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

Dreyfus Premier GNMA Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	10/31/18

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus U.S. Mortgage Fund

SEMIANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Mortgage Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Mortgage Fund, covering the six-month period from May 1, 2018 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The pattern of synchronized growth that characterized the global economy during 2017 gave way early in 2018 to a more uneven performance. While the U.S. economy remained strong, and Japan rebounded from a weak first quarter, growth in Europe slowed. Overall, global economic activity moderated as the reporting period progressed.

In this environment, returns in global equities markets were flat to down. U.S. stocks eked out modest gains, declining from highs set earlier in the reporting period despite trade tensions and rising interest rates. Earnings remained robust as corporations continued to benefit from the corporate tax cut enacted last year. Growth stocks outpaced value stocks, and large caps edged out small caps. In contrast to the U.S. market, stocks in other developed markets experienced greater declines, while in emerging markets equities continued to reflect economic fragility and the currency crises in Turkey and Argentina.

In fixed income, performance was generally muted. Rising short-term interest rates led to returns that were largely flat to down in most segments. The yield on the 10-year Treasury surged as U.S. growth remained strong and employment data continued to improve, but concerns about trade tensions and the global economy kept the yield from rising further.

We expect robust U.S. growth and healthy earnings to persist over the near term, but with the economic expansion now the second longest on record, we will continue to monitor the data for any signs of recession. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

November 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2018 through October 31, 2018, as provided by Eric Seasholtz and Karen Gemmett, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended October 31, 2018, Dreyfus U.S. Mortgage Fund’s Class A shares produced a total return of -0.23%, Class C shares returned -0.64%, Class I shares returned -0.24%, Class Y shares returned -0.14%, and Class Z shares returned -0.19%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays GNMA Index (the “Index”), achieved a total return of 0.03% for the same period.2

Mortgage-backed securities produced relatively flat returns over the reporting period amid rising interest rates, reduced demand, and increased supply, due to the unwinding of the Federal Reserve Board’s (the “Fed”) balance sheet. The fund underperformed the Index, net of fees, but outperformed gross of fees, primarily due to exposure of securities outside of the GNMA Index.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. mortgage-related securities. These mortgage-related securities may include certificates issued and guaranteed as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA or “Ginnie Mae”); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs). The fund will invest at least 65% of its net assets in Ginnie Maes. The fund can invest in privately-issued, mortgage-backed securities with a “BBB” or higher credit quality, but currently intends to invest in only those securities with an “A” or higher credit quality.

Rising Interest Rates and Demand Dynamics Dampened Returns

U.S. bonds declined over the reporting period as interest rates and volatility increased. Throughout the six months, the Fed continued to reduce its balance sheet exposure to mortgage-backed securities from U.S. government agencies, including Ginnie Mae, by discontinuing its practice of reinvesting debt that has been paid down. In addition, the Fed implemented two rate hikes during the period, one in June and the other in September, raising the range to 2%-2.25%. When rates rise, the duration of mortgage-backed securities generally increases, due to a decrease in prepayments. This increased duration leads to increased interest-rate sensitivity, which in turn increases price volatility. Intermediate- and long-term interest rates also climbed over the reporting period, but to a lesser extent than their short-term counterparts, causing yield differences to narrow across the market’s maturity range and the yield curve to flatten.

The flattening curve has reduced demand for mortgage-backed securities, which are typically purchased in large numbers by banks due to their high-quality rating. A steeper yield curve provides a boost in carry for the security, which benefits investors. The flatter yield curve and reduced benefit to the investor has banks looking elsewhere for investment options.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Combined with the increased supply due to the Fed’s actions, this supply and demand dynamic is putting additional pressure on prices.

Allocation Decisions Drive Fund Results

The fund achieved positive performance results from investing in securities outside of its benchmark. We maintained a generally defensive investment posture, including a modestly short, average duration, which helped cushion the brunt of market weakness as interest rates climbed. To the extent allowed by the fund’s prospectus, we invested away from GNMAs into other areas of the mortgage-backed securities market, most notably hybrid adjustable-rate mortgage-backed securities (hybrid ARMs) and commercial mortgage-backed securities (CMBS) from U.S. government agencies. The fund’s underweight exposure to passthrough securities contributed modestly to relative returns. In addition, our allocation to super-premium securities also helped overall results.

Counteracting some of this positive performance was the underweight in the 4.5% coupon. Regulatory changes aimed at protecting consumers were enacted during the period. The new policy requires a net tangible benefit test on loans that are refinanced from veteran borrowers and punishes servicers whose loans prepay significantly faster than other servicers. These changes have helped to reduce prepayment speeds, and the biggest impact was on mortgage securities with a 4.5% coupon.

Maintaining a Cautious Investment Posture

As the U.S. economy grows and inflationary pressures continue, we expect the Fed to implement further interest-rate increases and continue reducing its balance sheet exposure. We also are aware of potential risks stemming from a ballooning federal budget deficit and protectionist trade policies. In addition, mortgage spreads have been widening, while the supply and demand imbalance continues to add pressure.

In this environment, we have maintained a defensive investment posture, including a relatively short, average duration and an emphasis on commercial mortgage-backed securities and hybrid ARMs that tend to be less sensitive to rising interest rates. In the future, we may start adding more to agency securities as the technicals improve.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg Barclays GNMA Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Mortgage Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.39	$9.15	$4.13	$4.13	$4.89
Ending value (after expenses)	$997.70	$993.60	$997.60	$998.60	$998.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.45	$9.25	$4.18	$4.18	$4.94
Ending value (after expenses)	$1,019.81	$1,016.03	$1,021.07	$1,021.07	$1,020.32

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I, .82% for Class Y and .97% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2018 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.9%
Asset-Backed Certificates - 5.0%
American Homes 4 Rent, Ser. 2015-SFR2, Cl. A	3.73	10/17/2045	3,321,200	[a]	3,285,474
Colony Starwood Homes, Ser. 2016-2A, Cl. A, 1 Month LIBOR + 1.25%	3.53	12/17/2033	1,948,376	[a,b]	1,949,872
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	3.23	1/17/2035	6,941,606	[a,b]	6,934,667
Tricon American Homes, Ser. 2017-SFR1, Cl. A	2.72	9/17/2034	4,000,000	[a]	3,825,296
				15,995,309
Commercial Mortgage Pass-Through Ctfs. - 12.7%
COMM Mortgage Trust, Ser. 2018-Home, Cl. A	3.82	4/10/2033	7,000,000	[a]	6,873,028
Federal Home Loan Mortgage Corporation, Military Housing Bonds Resecuritization Trust Certificates, Ser. 2015-R1, Cl. A1	4.64	11/25/2055	3,102,488	[a,c]	3,219,312
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K069, Cl. A2	3.19	9/25/2027	6,900,000	[c]	6,633,912
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K152, Cl. A1	2.83	5/25/2030	3,585,772	[c]	3,376,237
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. KGX1, Cl. AFX	3.00	10/25/2027	11,000,000	[c]	10,376,629
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. KS03, Cl. A4	3.16	5/25/2025	800,000	[c]	787,324
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. Q007, Cl. APT1	2.99	10/1/2047	3,858,122	[c]	3,882,543
GS Mortgage Securities Trust, Ser. 2018-HULA, Cl. A	3.20	7/15/2025	3,000,000	[a]	2,997,285
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A	2.98	1/15/2033	3,000,000	[a]	3,001,075
				41,147,345

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.9% (continued)
U.S. Government Agencies Mortgage-Backed - 82.2%
Government National Mortgage Association, Ser. 2011-48, Cl. FP	2.57	4/20/2041	4,016,423		4,023,780
Government National Mortgage Association, Ser. 2012-61, Cl. FM	2.56	5/16/2042	5,582,512		5,591,789
Government National Mortgage Association, Ser. 2017-57, Cl. IO	5.00	4/20/2047	14,757,141		2,803,042
Government National Mortgage Association, Ser. 2017-75, Cl. IO	5.00	5/20/2047	16,560,208		3,083,135
Federal National Mortgage Association
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			27,187	[c]	27,049
Federal National Mortgage Association:
2.81%, 1/1/48			7,565,529	[c]	7,459,382
3.01%, 1/1/48			9,535,807	[c]	9,465,514
3.50%, 5/1/45-1/1/47			14,401,529	[c]	14,137,632
3.57%, 9/1/28			5,033,423	[c]	4,963,327
4.00%, 11/1/42			4,204,773	[c]	4,244,261
6.00%, 4/1/35			313,287	[c]	340,748
Government National Mortgage Association
Ser. 2004-109, Cl. ZW, 6.00%, 12/20/34			5,749,581		6,243,171
Government National Mortgage Association I:
3.00%, 5/15/46			3,845,605		3,688,851
3.50%, 9/15/41-10/15/44			6,244,801		6,158,278
4.00%, 10/15/39-6/15/46			12,519,558		12,675,897
4.50%, 4/15/39-10/15/41			12,304,390		12,774,877
5.00%, 5/15/33-1/15/40			7,539,564		7,982,865
5.50%, 3/15/33-6/15/35			6,233,112		6,740,512
6.00%, 8/15/26-9/15/38			2,564,792		2,781,403
Government National Mortgage Association II:
4.00%			5,000,000	[d]	5,032,129
1.50%, 9/20/46-11/20/46			13,756,470		13,565,629
2.00%, 5/20/47-9/20/47			25,022,491		24,794,943
3.00%, 11/20/45-8/20/46			16,045,715		15,317,206
3.50%, 9/20/42-3/20/48			77,851,691		76,478,747
4.00%, 10/20/47			5,443,022		5,484,096
4.50%, 12/20/39-3/20/41			1,946,079		2,025,868
5.00%, 9/20/33-4/20/35			1,478,579		1,576,319
5.50%, 3/1/33-9/20/35			3,772,121		4,030,414

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.9% (continued)
U.S. Government Agencies Mortgage-Backed - 82.2% (continued)
6.00%, 12/20/28-2/20/36			2,151,137	2,325,961
				265,816,825
Total Bonds and Notes (cost $334,283,777)			322,959,479
Description	7-Day Yield (%)		Shares
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,751,187)	2.21		4,751,187	[e] 4,751,187
Total Investments (cost $339,034,964)			101.4%	327,710,666
Liabilities, Less Cash and Receivables			(1.4%)	(4,473,260)
Net Assets			100.0%	323,237,406

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $32,086,009 or 9.93% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	95.0
Asset Backed Securities	4.9
Investment Companies	1.5
101.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 4/30/18 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,864,143	41,460,943	49,573,899	4,751,187	1.5	70,707

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	334,283,777	322,959,479
Affiliated issuers	4,751,187	4,751,187
Interest receivable		1,004,582
Receivable for shares of Common Stock subscribed		264
Prepaid expenses		56,810
		328,772,322
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		260,545
Payable for investment securities purchased		5,052,969
Payable for shares of Common Stock redeemed		77,163
Directors fees and expenses payable		7,068
Accrued expenses and other liabilities		137,171
		5,534,916
Net Assets ($)		323,237,406
Composition of Net Assets ($):
Paid-in capital		343,954,580
Total distributable earnings (loss)		(20,717,174)
Net Assets ($)		323,237,406

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	26,664,558	1,494,635	2,564,932	80,477	292,432,804
Shares Outstanding	1,864,959	104,545	179,560	5,628	20,446,201
Net Asset Value Per Share ($)	14.30	14.30	14.28	14.30	14.30

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2018 (Unaudited)

Investment Income ($):
Income:
Interest	4,738,220
Dividends from affiliated issuers	70,707
Total Income	4,808,927
Expenses:
Management fee—Note 3(a)	1,021,832
Service plan fees—Note 3(b)	237,083
Shareholder servicing costs—Note 3(c)	165,697
Professional fees	81,518
Registration fees	41,567
Prospectus and shareholders’ reports	22,581
Directors’ fees and expenses—Note 3(d)	18,391
Custodian fees—Note 3(c)	10,863
Loan commitment fees—Note 2	3,600
Miscellaneous	63,417
Total Expenses	1,666,549
Investment Income—Net	3,142,378
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(744,864)
Net unrealized appreciation (depreciation) on investments	(2,928,940)
Net Realized and Unrealized Gain (Loss) on Investments	(3,673,804)
Net (Decrease) in Net Assets Resulting from Operations	(531,426)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	[a]
Operations ($):
Investment income—net	3,142,378	6,779,773
Net realized gain (loss) on investments	(744,864)	(1,254,973)
Net unrealized appreciation (depreciation) on investments	(2,928,940)	(9,636,735)
Net Increase (Decrease) in Net Assets Resulting from Operations	(531,426)	(4,111,935)
Distributions ($):
Distributions to shareholders:
Class A	(300,333)	(759,477)
Class C	(10,337)	(36,175)
Class I	(22,463)	(47,578)
Class Y	(906)	(1,670)
Class Z	(3,266,608)	(7,749,527)
Total Distributions	(3,600,647)	(8,594,427)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	193,304	1,997,587
Class C	34,407	111,096
Class I	926,070	1,769,587
Class Y	-	110,234
Class Z	886,913	3,233,922
Distributions reinvested:
Class A	269,926	680,667
Class C	9,624	32,907
Class I	20,569	46,506
Class Y	-	971
Class Z	2,936,774	6,910,176
Cost of shares redeemed:
Class A	(4,999,262)	(9,277,085)
Class C	(320,403)	(2,068,271)
Class I	(634,824)	(3,125,881)
Class Y	-	(27,842)
Class Z	(21,057,863)	(45,805,108)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(21,734,765)	(45,410,534)
Total Increase (Decrease) in Net Assets	(25,866,838)	(58,116,896)
Net Assets ($):
Beginning of Period	349,104,244	407,221,140
End of Period	323,237,406	349,104,244

	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	13,390	134,178
Shares issued for distributions reinvested	18,684	45,833
Shares redeemed	(346,016)	(624,100)
Net Increase (Decrease) in Shares Outstanding	(313,942)	(444,089)
Class Cc
Shares sold	2,387	7,445
Shares issued for distributions reinvested	666	2,211
Shares redeemed	(22,190)	(138,919)
Net Increase (Decrease) in Shares Outstanding	(19,137)	(129,263)
Class I
Shares sold	64,590	119,614
Shares issued for distributions reinvested	1,425	3,135
Shares redeemed	(43,985)	(209,353)
Net Increase (Decrease) in Shares Outstanding	22,030	(86,604)
Class Yb
Shares sold	-	7,358
Shares issued for distributions reinvested	-	65
Shares redeemed	-	(1,861)
Net Increase (Decrease) in Shares Outstanding	-	5,562
Class Zb
Shares sold	61,432	218,493
Shares issued for distributions reinvested	203,272	465,350
Shares redeemed	(1,459,710)	(3,089,622)
Net Increase (Decrease) in Shares Outstanding	(1,195,006)	(2,405,779)

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $864,700 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended April 30, 2018, 7,358 Class A shares representing $110,234 were exchanged for 7,358 Class Y shares and 80 Class A shares representing $1,180 were exchanged for 80 Class Z shares.

[c] During the period ended April 30, 2018, 2,589 Class C shares representing $38,362 were automatically converted to 2,592 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	October 31, 2018	Year Ended April 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.48	14.99	15.34	15.40	15.18	15.63
Investment Operations:
Investment income—net[a]	.11	.25	.24	.22	.19	.22
Net realized and unrealized gain (loss) on investments	(.14)	(.44)	(.28)	.02	.28	(.35)
Total from Investment Operations	(.03)	(.19)	(.04)	.24	.47	(.13)
Distributions:
Dividends from investment income—net	(.15)	(.32)	(.31)	(.30)	(.25)	(.32)
Net asset value, end of period	14.30	14.48	14.99	15.34	15.40	15.18
Total Return (%)[b]	(.23)[c]	(1.25)	(.34)	1.57	3.11	(.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[d]	1.08	1.05	1.03	1.03	1.02
Ratio of net expenses to average net assets	1.07[d]	1.07	1.05	1.03	1.03	1.02
Ratio of net investment income to average net assets	1.74[d]	1.69	1.56	1.44	1.24	1.44
Portfolio Turnover Rate[e]	24.47[c]	101.15	185.96	278.91	349.59	344.69
Net Assets, end of period ($ x 1,000)	26,665	31,550	39,308	47,354	50,370	57,498

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2018, April 30, 2018, 2017, 2016, 2015 and 2014 were 10.09%, 59.26%, 64.18%, 104.91%, 69.93% and 89.97%, respectively.

See notes to financial statements.

Six Months Ended
Class C Shares	October 31, 2018	Year Ended April 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.48	14.98	15.33	15.40	15.18	15.63
Investment Operations:
Investment income—net[a]	.05	.13	.11	.10	.07	.10
Net realized and unrealized gain (loss) on investments	(.14)	(.44)	(.28)	.01	.28	(.36)
Total from Investment Operations	(.09)	(.31)	(.17)	.11	.35	(.26)
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.18)	(.18)	(.13)	(.19)
Net asset value, end of period	14.30	14.48	14.98	15.33	15.40	15.18
Total Return (%)[b]	(.64)[c]	(2.07)	(1.10)	.72	2.29	(1.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[d]	1.90	1.87	1.83	1.84	1.83
Ratio of net expenses to average net assets	1.82[d]	1.89	1.87	1.83	1.84	1.83
Ratio of net investment income to average net assets	.99[d]	.86	.74	.64	.43	.63
Portfolio Turnover Rate[e]	24.47[c]	101.15	185.96	278.91	349.59	344.69
Net Assets, end of period ($ x 1,000)	1,495	1,791	3,790	4,815	5,390	6,484

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2018, April 30, 2018, 2017, 2016, 2015 and 2014 were 10.09%, 59.26%, 64.18%, 104.91%, 69.93% and 89.97%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class I Shares	October 31, 2018	Year Ended April 30,
	(Unaudited)	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	14.46	14.99	15.40
Investment Operations:
Investment income—net[b]	.11	.25	.16
Net realized and unrealized gain (loss) on investments	(.13)	(.42)	(.33)
Total from Investment Operations	(.02)	(.17)	(.17)
Distributions:
Dividends from investment income—net	(.16)	(.36)	(.24)
Net asset value, end of period	14.28	14.46	14.99
Total Return (%)	(.24)[c]	(1.11)	(1.13)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[d]	.93	.85[d]
Ratio of net expenses to average net assets	.82[d]	.92	.84[d]
Ratio of net investment income to average net assets	1.86[d]	1.84	1.56[d]
Portfolio Turnover Rate[e]	24.47[c]	101.15	185.96
Net Assets, end of period ($ x 1,000)	2,565	2,278	3,659

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended October 31, 2018, April 30, 2018 and 2017 were 10.09%, 59.26% and 64.18%, respectively.

See notes to financial statements.

	Six Months Ended
Class Y Shares	October 31, 2018	Year Ended April 30,
	(Unaudited)	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	14.48	14.99	15.34	15.21
Investment Operations:
Investment income—net[b]	.13	.30	.29	.16
Net realized and unrealized gain (loss) on investments	(.15)	(.45)	(.28)	.18
Total from Investment Operations	(.02)	(.15)	.01	.34
Distributions:
Dividends from investment income—net	(.16)	(.36)	(.36)	(.21)
Net asset value, end of period	14.30	14.48	14.99	15.34
Total Return (%)	(.14)[c]	(.96)	(.01)	2.25[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[d]	.83	.71	.75[d]
Ratio of net expenses to average net assets	.82[d]	.82	.71	.75[d]
Ratio of net investment income to average net assets	2.06[d]	1.96	1.90	1.57[d]
Portfolio Turnover Rate[e]	24.47[c]	101.15	185.96	278.91
Net Assets, end of period ($ x 1,000)	80	81	1	1

a From September 1, 2015 (commencement of initial offering) to April 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2018, April 30, 2018, 2017 and 2016 were 10.09%, 59.26%, 64.18% and 104.91%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Z Shares	October 31, 2018	Year Ended April 30,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.48	14.99	15.34	15.41	15.19	15.64
Investment Operations:
Investment income—net[a]	.12	.27	.25	.24	.21	.24
Net realized and unrealized gain (loss) on investments	(.15)	(.44)	(.28)	.00[b]	.28	(.35)
Total from Investment Operations	(.03)	(.17)	(.03)	.24	.49	(.11)
Distributions:
Dividends from investment income—net	(.15)	(.34)	(.32)	(.31)	(.27)	(.34)
Net asset value, end of period	14.30	14.48	14.99	15.34	15.41	15.19
Total Return (%)	(.19)[c]	(1.18)	(.17)	1.62	3.26	(.69)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.96	.96	.91	.90	.88
Ratio of net expenses to average net assets	.97[d]	.95	.95	.91	.90	.88
Ratio of net investment income to average net assets	1.86[d]	1.81	1.66	1.56	1.36	1.58
Portfolio Turnover Rate[e]	24.47[c]	101.15	185.96	278.91	349.59	344.69
Net Assets, end of period ($ x 1,000)	292,433	313,403	360,462	399,025	432,595	466,370

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2018, April 30, 2018, 2017, 2016, 2015 and 2014 were 10.09%, 59.26%, 64.18%, 104.91%, 69.93% and 89.97%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Mortgage Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (900 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	15,995,309	-	15,995,309
Commercial Mortgage-Backed	-	41,147,345	-	41,147,345
Investment Company	4,751,187	-	-	4,751,187
U.S. Government Agencies /Mortgage-Backed	-	265,816,825	-	265,816,825

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2018, the Board declared a cash dividend of $.025, $.013, $.028, $.027 and $.027 per share from undistributed investment income-net for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable on November 1, 2018 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2018.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended April 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $9,053,272 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2018. The fund has $5,022,699 of short-term capital losses and $4,030,573 of long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2018 was as follows: ordinary income $8,594,427. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct these expenses from payments to be made to Dreyfus, or Dreyfus will bear, such excess expense with respect to Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended October 31, 2018.

During the period ended October 31, 2018, the Distributor retained $105 from commissions earned on sales of the fund’s Class A shares and $70 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $6,378 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for advertising and marketing relating to Class Z shares and servicing shareholder accounts at an amount not to exceed an annual rate of .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended October 31, 2018, Class Z shares were charged $230,705 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $36,344 and $2,125, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $85,570 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $10,863 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended October 31, 2018, the fund was charged $5,542 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended October 31, 2018, the fund was charged $6,346 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $166,273, Distribution Plan fees $38,621, Shareholder Services Plan fees $6,052, custodian fees $15,993, Chief Compliance Officer fees $4,193 and transfer agency fees $29,413.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended October 31, 2018, amounted to $82,794,385 and $104,592,114, respectively, of which $48,658,730 in purchases and $48,723,711 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

At October 31, 2018, accumulated net unrealized depreciation on investments was $11,324,298, consisting of $1,980,828 gross unrealized appreciation and $13,305,126 gross unrealized depreciation.

At October 31, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on April 30, 2018 (the “April Meeting”), the Board considered and approved an interim sub-investment advisory agreement (the “Interim Sub-Advisory Agreement”) and a new sub-investment advisory agreement (the “Sub-Advisory Agreement”), each between Dreyfus and Amherst Capital Management LLC (“Amherst Capital”) an indirect, majority-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), with respect to the fund. At the April Meeting, representatives of Dreyfus stated that BNY Mellon intended to exchange all of its indirect 51% equity interest in Amherst Capital for a minority stake in Amherst Holdings LLC (“Amherst Holdings”), of which Amherst Capital would become a subsidiary (the “Transaction”). At the April Meeting, the Board discussed the Transaction and Dreyfus recommended the approval of the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement in order to provide continuity of portfolio management for the fund after the Effective Date. At the April Meeting, the Board, including the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund or Dreyfus (the “Independent Directors”), unanimously approved the Sub-Advisory Agreement and the engagement of Amherst Capital as the fund’s sub-adviser, subject to shareholder approval, and the Interim Sub-Advisory Agreement that would go into effect for a limited period of time after the Effective Date. The Board, including the Independent Directors, concluded that approval of these agreements was in the best interests of the fund and its shareholders.

In connection with the April Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and Dreyfus and Amherst Capital provided, materials relating to the Transaction, Amherst Capital and Amherst Holdings in connection with the Board’s consideration of whether to approve the Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Amherst Capital as well as information regarding Amherst Holdings and its business activities, personnel and affiliates. The Board noted that Dreyfus and Amherst Capital represented that there would be no diminution in the nature, extent or quality of the services provided to the fund in connection with the implementation of the Sub-Advisory Agreement and that the persons responsible for portfolio management of the fund in their capacity as employees of Dreyfus were anticipated to remain the same and provide portfolio management of the fund in their capacity as employees of Amherst Capital after the Effective Date. Accordingly, the Board also considered information presented to them as part of the annual agreement review process at a meeting held on October 30-31, 2017 (the “October Meeting”). Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Company’s Board was comprised of Independent Directors and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the fund by Amherst Capital during the two-year period following the Effective Date.

In voting to approve the Sub-Advisory Agreement, the Board considered whether the approval of the Sub-Advisory Agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Directors were represented by legal counsel that is independent of Amherst Capital in connection with their consideration of approval of the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Directors in executive sessions during which such independent legal counsel provided guidance and a written description to the Independent Directors of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including the Independent Directors, approved the Interim Sub-Advisory Agreement for the fund that would go into effect, without shareholder approval, for a limited period of time after the Effective Date and the Sub-Advisory Agreement, subject to shareholder approval. It is currently anticipated that the Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the fund in the fourth quarter of 2018.

Nature, Extent and Quality of Services to be Provided

In examining the nature, extent and quality of the services to be provided by Amherst Capital to the fund under the Sub-Advisory Agreement, the Board considered (i) Amherst Capital’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Amherst Capital’s expertise in providing portfolio management services to the fund through dual employees and the performance history of the fund; (iii) Amherst Capital’s investment strategy for the fund; (iv) the fund’s long- and short-term performance relative to comparable mutual funds and unmanaged indices; and (v) Amherst Capital’s compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the fund as a result of the Transaction or in connection with the implementation of the Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by Amherst Capital, and the fact that the persons responsible for portfolio management of the fund before the Effective Date were anticipated to remain the same as employees solely of Amherst Capital after the Effective Date. The Board also considered the financial resources that will be available to Amherst Capital. The Company’s Chief Compliance Officer discussed the compliance infrastructure of the fund following the Transaction. The Board also discussed the acceptability of the terms of the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement. The Board concluded that the fund would continue to benefit from the quality and experience of Amherst Capital’s investment professionals who would continue to provide services to the fund after the Transaction as employees solely of Amherst Capital. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Amherst Capital.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Fund Investment Performance

Because the investment professionals responsible for the portfolio management of the fund in their capacity as employees of Dreyfus before the Effective Date would remain the same as employees solely of Amherst Capital after the Effective Date, the Board members considered the investment performance of those investment professionals in managing the fund’s portfolio as a factor in evaluating the Interim Sub-Advisory Agreement and Sub-Advisory Agreement.

At the October Meeting, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing the fund’s performance with the performance of a group of comparable funds and with a broader group of funds, all for various periods ended September 30, 2017. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. In its consideration of the fund’s performance during the October Meeting, the Board noted that it had approved changes to the fund’s investment strategy to be effective as of November 1, 2017 that could improve fund performance. At the April Meeting, the Board referred to additional information on fund performance for various periods ended February 28, 2018. This information showed that the fund’s total return and yield performance was competitive with that of comparable funds and the fund’s benchmark index for the periods reviewed. Based on its review, the Board concluded that it was generally satisfied with the fund’s performance and portfolio management.

The Board members discussed with representatives of Dreyfus and Amherst Capital that the investment strategies to be employed by Amherst Capital in the management of the fund’s assets are currently expected to remain the same under the Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the fund would remain the same following the Transaction as employees solely of Amherst Capital. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the fund. At the October Meeting, the Board reviewed and considered the contractual management fee payable by the fund to Dreyfus pursuant to the Management Agreement. The Board reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds and with a broader group of funds, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis, and discussed the results of the comparisons.

At the April Meeting, the Board considered the fee payable to Amherst Capital in relation to the fee paid to Dreyfus by the fund and the respective services provided by Amherst Capital and Dreyfus. The Board concluded that the proposed fee payable by Dreyfus to Amherst Capital in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability and Economies of Scale

The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Amherst Capital would be paid by Dreyfus, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. At the October Meeting, the Board received and considered a profitability analysis of Dreyfus and its affiliates in providing services to the fund. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.

At the April Meeting, the Board noted that, because Amherst Capital would no longer be an affiliate of Dreyfus after the Effective Date, the fee payable to Amherst Capital by Dreyfus under the Sub-Advisory Agreement would have the effect of potentially reducing Dreyfus’ profitability with respect to the fund. Therefore, the Board determined that Dreyfus’ expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the fund after the Transaction. Consideration of profitability with respect to Amherst Capital was not relevant to the Board’s determination to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Amherst Capital would be paid by Dreyfus, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. At the October Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders. At the April Meeting, the Board noted that no material impact to the analysis of economies of scale is expected as a result of the Transaction. Therefore, consideration of economies of scale was not relevant to the Board’s determination to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

Other Benefits to Amherst Capital

At the April Meeting, the Board considered whether there were any other potential benefits to Amherst Capital from acting as sub-investment adviser and noted that no such ancillary benefits were indicated.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the April Meeting, the Board also considered the benefits to be received by BNY Mellon and Amherst Holdings as a result of the Transaction and determined that any such ancillary benefits were reasonable. The Board considered that BNY Mellon was receiving a minority interest in Amherst Holdings in exchange for the 51% equity interest in Amherst Capital and that Amherst Holdings would obtain all of Amherst Capital.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including all of the Independent Directors, unanimously approved, and recommends that shareholders of the fund approve, the Sub-Advisory Agreement for the fund.

NOTES

For More Information

Dreyfus U.S. Mortgage Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6100SA1018

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)